The Osterweis Fund
                  Supplement to Prospectus dated August 1, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated August 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to The Osterweis Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: The Osterweis Fund
DDA # 483898003
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent toThe Osterweis Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to The Osterweis Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets


March 8, 1996

                                       THE
                                    OSTERWEIS
                                      FUND
                         ------------------------------
                         One Maritime Plaza, Suite 1201
                             San Francisco, CA 94111
                                 (415) 434-4441

THE OSTERWEIS FUND (the "Fund") is a mutual fund with the investment objective of attaining long term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks). Osterweis Capital Management, Inc. (the "Advisor"), serves as investment advisor to the Fund.

This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is one of a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge by calling the number listed above or
(212) 633-9700.

                               TABLE OF CONTENTS

                Expense Table............................  2

                Financial Highlights.....................  3

                Objective and Investment
                     Approach of the Fund................  4

                Management of the Fund...................  7

                How To Invest in the Fund................  8

                How To Redeem an
                    Investment in the Fund...............  10

                Services Available to the
                    Fund's Shareholders..................  11

                How the Fund's Per Share Value
                     Is Determined.......................  12

                Distributions and Taxes..................  12

                General Information......................  13

                Appendix.................................  14


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated August 1, 1995

   THE OSTERWEIS FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares are purchased and redeemed at their net asset value per share, without a sales charge. The minimum initial investment is $100,000, with subsequent investments of $1,000 or more.

                                  EXPENSE TABLE

   Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

      Shareholder Transaction Expenses
      Maximum Sales Load Imposed on Purchases ......................... None
      Maximum Sales Load Imposed on Reinvested Dividends............... None
      Deferred Sales Load.............................................. None
      Redemption Fees.................................................. None
      Exchange Fee..................................................... None

      Annual Fund Operating Expenses (after waiver)*
         (As a percentage of average net assets)
      Management Fees.................................................. 1.00%
      12b-1 Fees....................................................... None
      Other Expenses................................................... 0.75%
                                                                       ------
      Total Fund Operating Expenses.................................... 1.75%*
                                                                       =======

Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

      One year........................................................  $ 18
      Three years.....................................................  $ 55

   *The Advisor has undertaken to limit the operating expenses of the Fund to 1.75% of average net assets until a date following advance notice to shareholders. In the absence of such limitation, the Fund's expenses would have amounted to 2.32% of average net assets during the fiscal year ended March 31, 1995.

   The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, Federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.

The following information has been audited by Coopers and Lybrand L.L.P., independent accountants, whose unqualified report covering the fiscal period ended March 31, 1995 is incorporated by reference herein and appears in the annual report to shareholders. This information shoud be read in conjunction with the financial statements and accompanying notes thereto which appear in the Statement of Additional Information. Further information about the Fund's performance may be included in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.


--------------------------------------------------------------------------------------------------
                                                                Year             October 1, 1993*
                                                                Ended                 through
                                                           March 31, 1995         March 31, 1994
--------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................      $10.28                 $10.00
Income from investment operations:
      Net investment income .............................         .28                    .08
      Net realized and unrealized gain on investments ...         .11                    .22
--------------------------------------------------------------------------------------------------
Total from investment operations.........................         .39                    .30
--------------------------------------------------------------------------------------------------
Less distributions:
      Dividends from net investment income...............        (.25)                  (.02)
      Distributions from net capital gains ..............        (.09)                    -0-
--------------------------------------------------------------------------------------------------
Total distributions......................................        (.34)                  (.02)
--------------------------------------------------------------------------------------------------
Net asset value, end of period ..........................      $10.33                 $10.28
==================================================================================================

Total return ............................................        3.91%                  6.29%+

Ratios/supplemental data:
Net assets, end of period (millions).....................        $9.8                  $5.1
Ratio of expenses to average net assets:
      Before expense reimbursement ......................        2.32%                  3.73%+
      After expense reimbursement........................        1.74%                  1.75%+
Ratio of net investment income to average net assets:
      Before expense reimbursement ......................        2.74%                  0.42%+
      After expense reimbursement .......................        3.32%                  2.40%+


Portfolio turnover rate .................................       28.65%                 34.97%

*Commencement of operations.

+Annualized.

OBJECTIVE AND INVESTMENT APPROACH OF THE FUND
The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities. There is, of course, no assurance that the Fund's objective will be achieved. Because prices of the securities held by the Fund will fluctuate, the value of an investment in the Fund will vary as the market value of its investment portfolio changes. In addition to common stocks, equity securities purchased for the Fund may include preferred stocks, convertible preferred stocks and warrants.

Investment Approach. The Advisor selects equity securities for the Fund which it believes offer superior investment value. The Advisor focuses on the securities of companies which it believes to be undervalued or otherwise out-of-favor in the market. The stock prices of such companies may be depressed by visible near-term problems and not reflective of the companies' longer term prospects. The Advisor places particular emphasis on the analysis of a company's ability to generate cash and its management's deployment of this cash.

The  Advisor  also seeks  under-  researched,  high  growth  situations  that it believes can be purchased for modest multiples as well as companies with substantial, unrecognized assets and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Advisor is inclined to regard them as candidates for sale, in order to reduce the risk of future earnings disappointments.

Although equity securities are the primary focus for the Fund, the Advisor may also purchase fixed income securities and convertible bonds for the Fund's portfolio in pursuing its goal of long-term total return. The Advisor prefers to purchase fixed income securities during times of high real interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into the Fund's portfolio.

Fixed income securities eligible for purchase by the Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service ("Moody's"). Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. The Fund also may invest up to 5% of its assets in mortgage-related securities. See the Statement of Additional Information.

The Fund may invest in corporate debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as junk bonds, typically carry higher coupon rates than investment grade securities but also are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less liquidity, and greater risk of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perception, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

The Advisor seeks to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of its own credit analysis. The Fund will not invest in such securities rated below B by S&P or Moody's. In selecting below investment grade securities, the Advisor seeks securities in companies with improving cash flows and balance sheet prospects and whose credit ratings the Advisor views as likely to be upgraded. The Advisor believes that such securities can produce returns similar to equities, but with less risk. See the Appendix for a description of Moody's and S&P ratings.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is invested primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Fund's decision to dispose of such securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

Foreign Securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Advisor usually buys securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. Dividends and interest on foreign securities may be subject to foreign withholding taxes. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a U.S. national securities exchange.

Options and Futures. The Fund has the ability to invest up to 5% of its assets in options, futures and options on futures, but has no present intention of using such instruments. See the Statement of Additional Information for further information regarding characteristics of and risks involved in the use of these instruments.

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association. All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the U.S. Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the U.S. Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Investment Restrictions. The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

MANAGEMENT OF THE FUND
The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Osterweis Capital Management, Inc., acts as the Fund's Advisor, and has been in the investment advisory business since 1983. The Advisor provides investment advisory services to individual and institutional accounts with a value in excess of $600,000,000. Mr. John S. Osterweis, President and Director of the Advisor, is principally responsible for the management of the Fund's portfolio. He has over twenty years of securities analysis and portfolio management experience.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the rate of 1.00% annually. Southampton Investment Management Company (the "Administrator") acts as the Fund's administrative manager under an Administrative Management Agreement. Under that agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the Trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.25 of 1% of the Fund's average daily net assets or $30,000.

The Fund is responsible for its own operating expenses, including, but not limited to, the advisory and administrative management fees, custody and transfer agent fees, legal and auditing expenses, federal and state registration fees, and fees to the Trust's disinterested Trustees. The Advisor has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Advisor also may reduce its fees, make payments on behalf of the Fund for expenses which are the Fund's obligation under the Advisory agreement, or reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses. In this regard, the Advisor currently has undertaken to limit the Fund's operating expenses to 1.75% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

HOW TO INVEST IN THE FUND
The minimum initial investment is $100,000. Subsequent investments must be at least $1,000. First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities, provided that any such tendered security is readily marketable, its acquisition is consistent with the Fund's investment objective and the tendered security is otherwise acceptable to the Fund's Advisor. Purchasing shares in this manner will cause the investor to realize a capital gain or loss on each security tendered. The investor must also agree to pay the brokerage commissions on the sale of any security so tendered if it is sold by the Fund within 90 days of acquisition.

Investors may purchase shares of the Fund by check or wire:

By check:

Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "The Osterweis Fund." Mail or deliver the completed Account Application and your check to the Fund's Transfer Agent:

   The Provident Bank
   Mutual Fund Services
   P.O. Box 14967
   Cincinnati, OH 45250-0967

Subsequent Investments. Detach and complete the stub attached to your account statement. Make your check payable to "The Osterweis Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Provident Bank in the envelope provided or send to the Bank at the address indicated above.

By wire:

Initial Investment. Before wiring funds, call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested.

Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the
completed   Application  to  the  address  shown  at  the  top  of  the  Account
Application.

Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

                               The Provident Bank
                           Attn: Mutual Fund Services
                         ABA Routing Number: 042-000-424
                    for further credit to The Osterweis Fund
                      Account Number [Name of Shareholder]

Subsequent Investments. Instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed by their own banks.

General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

If an order to purchase shares, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

Federal tax law requires that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

The  Fund  does  not  issue   share   certificates.   All  shares  are  held  in
non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

HOW TO REDEEM AN INVESTMENT IN THE FUND
A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.
Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption. Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at
(800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,500. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,500 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,500 before the Fund takes any action.

SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS
Retirement Plans. The minimum initial investment for such plans is $100,000, with minimum subsequent investments of $1,000. The Fund offers a prototype Individual Retirement Account ("IRA") plan, and information is available from the Distributor or from securities dealers with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax advisor before establishing any retirement plan.

Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $250). Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service.

The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $100,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

HOW THE FUND'S PER SHARE VALUE IS DETERMINED
The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

DISTRIBUTIONS AND TAXES
Dividends and Distributions. Dividends from net income are declared and paid at least annually, typically after the end of the Fund's fiscal year. Any net capital gains realized during the Fund's fiscal year will also be distributed to shareholders in June, with a supplemental distribution in December of any undistributed net capital gains earned during the 12-month period ended each October 31. Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal or excise taxes. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

GENERAL INFORMATION
The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of the Fund ends on March 31.

Shareholder Rights. Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory and Administrative Management Agreements); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. The Fund may also advertise cumulative and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries. Shareholder inquiries should be directed to the Fund at the number shown on the cover of the Prospectus.
-------------------------------------------------------------------------------
APPENDIX
Description of Bond Ratings*
Moody's Investors Service

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------
Standard & Poor's Corporation

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB and B: Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates a lower degree of speculation than B. While such bonds will likely have some quality of protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time-to-time revise such ratings, they undertake no obligation to do so.

                                     Advisor

                        Osterweis Capital Mangement, Inc.
                         One Maritime Plaza, Suite 1201
                         San Francisco, California 94111


================================================================================

                                   Distributor

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


================================================================================

                          Custodian and Transfer Agent

                               The Provident Bank
                                 P.O. Box 14967
                           Cincinnati, Ohio 45250-0967
                                 (800) 424-2295


================================================================================

                                    Auditors

                           Coopers and Lybrand L.L.P.
                               350 S. Grand Avenue
                          Los Angeles, California 90071


================================================================================
                                  Legal Counsel

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104